EXHIBIT (b)



                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the Capital Value Fund (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Richard K. Bryant, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 3, 2003               By: /s/ Richard K. Bryant
                                     ________________________________
                                     Richard K. Bryant
                                     Trustee, The Nottingham Investment Trust II
                                     President and Principal Executive Officer,
                                     Capital Value Fund


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.




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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the EARNEST Partners Fixed Income Trust (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Michael T. McRee, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 4, 2003              By:  /s/ Michael T. McRee
                                     ___________________________________
                                     Michael T. McRee
                                     President and Principal Executive Officer,
                                     EARNEST Partners Fixed Income Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.






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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the "Brown Capital Management Funds") of The Nottingham Investment Trust II on Form N-CSR for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Keith A. Lee, chief executive officer (or equivalent thereof) of the Brown Capital Management Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Brown Capital Management Funds.


Date: June 3, 2003               By: /s/ Keith A. Lee
                                     _________________________________
                                     Keith A. Lee
                                     Trustee, The Nottingham Investment Trust II
                                     Vice President and Principal Executive
                                     Officer, Brown Capital Management Funds


     A signed original of this written statement required by Section 906 has been provided to the Brown Capital Management Funds and will be retained by the Brown Capital Management Funds and furnished to the Securities and Exchange Commission or its staff upon request.





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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of the WST Growth Fund (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Lawrence N. Smith, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 3, 2003                By:  /s/ Lawrence N. Smith
                                       __________________________________
                                       Lawrence N. Smith
                                       Principal Executive Officer, WST Growth
                                       Fund


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.






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                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of each of the funds of The Nottingham Investment Trust II (the "Funds") on Form N-CSR for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: June 4, 2003                By: /s/ C. Frank Watson III
                                      __________________________________
                                      C. Frank Watson III
                                      Secretary, Treasurer and Principal
                                      Financial Officer, The Nottingham
                                      Investment Trust II


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.